EXHIBIT 10
                      TOLLYCRAFT YACHT CORPORATION
                    1996 EMPLOYEE STOCK OPTION PLAN

                              ARTICLE I
                               PURPOSE

          The purpose of the Tollycraft Yacht Corporation ("Tollycraft" or the "Company") 1996 Employee Stock Option Plan (hereinafter referred to as the "Plan") is, through the opportunity for greater stock ownership, to provide officers, consultants, directors and other key employees (all such persons hereinafter referred to as "Key Persons") of Tollycraft and its subsidiaries with an additional incentive to continue and increase their efforts with respect to Tollycraft and to develop a personal and active interest in the broader growth and greater financial success of Tollycraft. The Plan may grant such Key Persons "Incentive" and "Nonqualified" options for the acquisition of common shares (the "Shares" or "Option Shares") of Tollycraft.

          Options granted under the Plan may be either options which are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision ("Incentive Options") or options that do not qualify as incentive stock options under the Code ("Nonqualified Options"). The Company may provide for the exercise of options in installments or otherwise and for such periods from the date of grant as it may in its discretion determine; provided, however, that any incentive stock option granted under the Plan shall be exercisable for a period of not more than ten years from the date of grant.

          In the event common shares of the Company are
  registered pursuant to the Securities  Act 1933,  as  amended
  (the  "Act"),  Shares  under the Plan may be unrestricted
  ("unrestricted shares"),  alternatively,  Shares under the
  Plan may   be  subject  to  restrictions  imposed  for  common  shares that have not been registered under the Act, ("restricted shares"). Grants under the Plan may be subject to such other terms and conditions, not inconsistent with the Plan, as may be determined by Tollycraft.

                                     ARTICLE II
                                RESERVATION OF SHARES

          a) The total number of Shares of the Company which may be issued under the Plan shall be 15,000,000 shares of the common stock of the Company. The Shares to be optioned under the Plan may be unissued shares or treasury shares. Shares subject to an option which remain unpurchased at the expiration, termination or cancellation of an option shall again be available for use under the Plan.

          b) No Shares shall be issued until all of the terms and conditions pursuant to the option granting such Shares have been satisfied. A holder of an option shall have none of the rights of a shareholder of the Company until the Shares are issued to such person.

                                     ARTICLE III
                                   ADMINISTRATION

          a) The Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee of directors of the Company (the "Committee") which shall be appointed by the Board and which shall consist of two or more disinterested directors. In the event two or more disinterested directors are not available to be elected to the Committee, the Board shall act in place of the Committee. Vacancies in the Committee shall be filled by the Board.

          b) The Board or, to the extent authorized by the Board, the Committee shall, to the extent not inconsistent with the Plan, have the power to select Key Persons to whom options shall be granted; determine the number of restricted or unrestricted Shares to be granted; determine the other terms and conditions, if any, to which any grant of Shares or options shall be subject and to amend, modify or waive any terms or conditions of any such grant (provided, however, that no such amendment or modification shall impair any outstanding right of any participant without the consent of such participant, except to the extent permitted under the terms and conditions of such grant as then in effect); and authorize any action of or make any determination by the Company and prescribe such provisions and interpretations in connection with the Plan as the Board or the Committee shall deem necessary or advisable for carrying out the purposes of the Plan. Each member of the Board or Committee, and, to the extent provided by the Board or the Committee, any other person to whom duties or powers shall be delegated in connection with the Plan, shall incur no liability with respect to any action taken or omitted to be taken in connection with the Plan and shall be fully protected in relying in good faith upon the advice of counsel, to the fullest extent permitted under applicable law.

                                     ARTICLE IV
                                     ELIGIBILITY

          An option may be granted to any officer or other Key Person, provided that any person to whom an option is granted shall be a Key Person to the Company at the time an option is granted. An Incentive Stock Option shall be granted only to an employee of the Company.

                                      ARTICLE V
                                        PRICE

          a) The option exercise price per Share with respect to each option shall be based on the fair market value of such stock on the date an option to purchase the same is granted. In making such determination, the Board or Committee may rely on market quotations, if available, and upon independent appraisals of the stock or such other information deemed appropriate by the Board or Committee.

         b) Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant; provided, however, that the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the outstanding Common Stock of the Company must not be less than 110% of such fair market value as determined on the date of the grant.

                                     ARTICLE VI
                              CHANGES IN PRESENT STOCK

          In the event the common shares of the Company are changed into a different number of securities by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like, the optionee of any option granted under the Plan shall receive, upon exercise of his option, the new number of securities recorded by the Company on account of any such change.

                                     ARTICLE VII
                                 EXERCISE OF OPTIONS

          An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of Shares to be acquired, the date the acquisition is to be consummated, together with payment of the full purchase price for the Shares. The Company may accept payment from a broker on behalf of the optionee any may, upon receipt of signed, written instructions from the optionee, deliver the Shares directly to the broker. The date of receipt by the Company of the final item required under this paragraph shall be the date of exercise of the option.

                                    ARTICLE VIII
                                  OPTION PROVISIONS

          Each option granted under the Plan shall be in such form as the Board or Committee may from time to time approve. All options under the Plan are intended to be granted as "incentive" or "non-qualified" stock options. All options granted under the Plan shall be subject to the following terms and conditions unless otherwise varied by the Board or Committee.

         a) DOLLAR LIMITATIONS. Each Incentive option grant shall constitute an "qualified" stock option eligible for favorable tax treatment under Section 422 of the Code, provided that no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent any option grant exceeds the $100,000 limitation, it shall constitute a non-qualified stock option. Each stock option agreement shall specify to which it is an incentive and/or a non-qualified stock option. For purposes of this paragraph, options granted under all plans of the Company and affiliated companies which are qualified under Section 422 of the Internal Revenue Code shall be included.

         b) PAYMENT.   The full purchase price of the Shares
  acquired upon the exercise of any option shall be paid in cash, by certified or cashier's check, by common stock of the Company, or by cancellation of indebtedness of the Company.

          c) EXERCISE PERIOD. The period for exercising an option shall commence not earlier than one (1) week from the date of grant and shall end no more than ten years from the date of grant, provided however, an Incentive Option granted to an eligible employee owning more than 10% of the Common Stock, shall end no more than five years after the date of the grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.

          d) RIGHTS OF OPTIONEE BEFORE EXERCISE.     The holder
  of an option shall not have the right of a stockholder with respect to the Shares covered by his or her option until such Shares have been issued to him or her upon exercise of an option.

          e) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing herein shall be construed to confer upon any optionee any right to continue in the employ of the Company or to interfere in any way with the right of the Company as an employer to terminate his or her employment at any time, nor to derogate from the terms of any written employment agreement between the Company and the optionee.

          f)  NON-TRANSFERABILITY  OF OPTION    No option shall
  be transferable by the optionee otherwise than by will or by the laws of decent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee.

          g) DATE OF GRANT. The date on which the Board or Committee approves the granting of an option shall be considered the date on which such option is granted.

                                     ARTICLE IX
                              RESTRICTIONS ON TRANSFER

          During any period in which the offering of the Shares under the Plan is not registered under federal and state securities laws, the optionee shall agree in the Stock Option Agreements that they are acquiring the Shares under the Plan for investment purposes, and not for resale, and that the Shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

          Any restrictions upon Shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators . Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

                                      ARTICLE X
                             RELATIONSHIP TO OTHER PLANS

          Nothing in this Plan shall prevent the Company or any subsidiary from adopting or continuing other or additional compensation arrangements, including without
  limitation   plans   providing  for  the  granting  of
  restricted  or
  unrestricted stock options and cash or common stock performance bonuses. Grants under the Plan may form a part of or otherwise be related to such other or additional compensation arrangements.

                                     ARTICLE XI
                            AMENDMENT AND DISCONTINUANCE

          The Board shall have the right at any time and from time to time to amend, modify, or discontinue the Plan, except that (a) no such amendment, modification, or discontinuance shall revoke or alter the terms of any valid option previously granted in accordance with the Plan, without the consent of the holder of the option, and (b) no action of the Board may, without approval by the affirmative vote of a majority of the vote of the stockholders cast at a meeting at which a quorum is present, (i) increase the maximum number of shares subject to the Plans, or (ii) materially increase the benefits accruing to participants
   under  the  Plan  or  materially   modify  the  requirements
  for
  eligibility under the Plan.

                                     ARTICLE XII
                                GOVERNMENT REGULATION

          The Plan and the grant of options thereunder shall be subject to all applicable governmental rules and regulations; and, any other provisions of this Plan to the contrary notwithstanding, the Board may in its discretion and without any shareholder action, make such changes in the Plan as may be required, in its opinion, to conform the Plan to such rules and regulations.

                                    ARTICLE XIII
                               EFFECTIVE DATE OF PLAN

          The Plan shall become effective on such date as the Board shall determine, but subject to the approval by the affirmative vote of the holders of a majority of the shares of the Company. The Plan will terminate ten years from its effective date unless sooner terminated by the Board.

                               CERTIFICATE OF ADOPTION

       The undersigned, duly appointed Secretary of Tollycraft, Inc., hereby certifies that the Board of Directors and a majority of the shareholders of the Company adopted the foregoing Plan on December 9, 1996.

  TOLLYCRAFT YACHT CORPORATION

  By:_______________________________________
     D.R. Cooley, Secretary

                       TOLLYCRAFT YACHT CORPORATION
                                STOCK OPTION GRANT

           FOR GOOD AND VALUABLE CONSIDERATION, Tollycraft Yacht Corporation, a California corporation, hereby irrevocably grants to the Key Person named below a stock option (the "Option") to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in the Tollycraft Yacht Corporation 1996 Employee Stock Option Plan at the specified purchase price per share without commission or other charge.

  Name of Key Person:
  __________________________________

  Social Security Number:                    _______________

  Value of Services Performed and Unpaid:
  $_______________________
  (If Applicable)

  Exercise Price Per Option Share:
  $_______________________

  Number of Shares covered by Option
  ________________________
  (the "Option Shares"):

  TYPE OF OPTION:
       [ ] Nonqualified Option
                OR
       [ ] Incentive Option with a
  Fair Market Value Per Option Share of:
  $_______________________
  (If an Incentive Option, on the date of the grant, the Fair Market Value must be not less than 100% of the Exercise Price Per Option Share, and, if the Key Person owns more than 10% of the outstanding stock, the Fair Market Value must not be less than 110% of the Exercise Price Per Option Share.)

  The period for exercising this option shall commence on the date of this Agreement and end on ___________________. (Ending no more than ten years from the date of grant, provided however, an Incentive Option granted to an eligible employee owning more than 10% of the Common Stock, shall end no more than five years after the date of the grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.)

  If services have been performed and the value thereof listed above as unpaid, the undersigned Key Person hereby elects to have the maximum amount of monies unpaid applied to the exercise of this Option forthwith.

  Date of this Agreement: _________________

  TOLLYCRAFT YACHT CORPORATION

  ___________________________________
        Key Person's Signature
  By:_______________________________________

  Residence Address:___________________________________

                   ___________________________________